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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                 -------------------

                                       FORM 8-K


                                   CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): May 15, 1996


                              Sun Harbor Financial Resources, Inc.
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                  (Exact Name of Registrant as Specified in Charter)


    Delaware                      033-27508-LA           33-0338441
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(State or Other Jurisdiction        (Commission             IRS Employer
   of Incorporation)                 File Number)           Identification No.)

5001 East Commercenter Drive, Suite 245, Bakersfield, California           93309
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (805) 637-1000
                                                  ------------------------------


           4275 Executive Square, Suite 800, La Jolla, California 92037
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 1.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT


    On June 15, 1996, the Board of Directors of Sun Harbor Financial Resources, Inc. (the "Company") were informed that the Company's auditor, Cashuk, Wiseman, and Goldberg, C.P.A.s were resigning as the Company's independent auditors.

    The Company has had no prior disagreement and has no outstanding disagreement with Cashuk, Wiseman, and Goldberg. The Company did not receive any adverse opinion or disclaimer of opinion or modification from Cashuk, Wiseman, and Goldberg and none have been requested at any time since inception of Cashuk, Wiseman and Goldberg's engagement by the Company. The Company has enjoyed a good relationship with Cashuk, Wiseman, and Goldberg. A letter from Cashuk, Wiseman, and Goldberg is attached to this filing.

    On June 15, 1996 the Company's Board of Directors voted to appoint Lawrence
P. Rub, C.P.A. as the Company's auditor for the year ending December 31, 1996. A letter from Lawrence P. Rub, C.P.A., accepting the appointment effective June 16, 1996 is attached to this filing.


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         SUN HARBOR FINANCIAL RESOURCES, INC.


Date: June 25, 1996                                /S/ DAVID A. LANGILL
     -----------------                             --------------------------
                                                     David W. Langill, Director


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